Exhibit 99

Office of the Chief Accountant
Securities and Exchange
Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


July 7, 2000

Dear Sir/Madam:

We have read the paragraphs (a) (i) through (a) (v) of Item 4 included in the Form 8-K dated July 7, 2000 of Central Power and Light Company, Public Service Company of Oklahoma, Southwestern Electric Power Company, and West Texas Utilities Company filed with the Securities and Exchange Commission and are in agreement with the statements concerning our Firm contained therein.

Very truly yours,


/s/ Arthur Andersen LLP


ARTHUR ANDERSEN LLP



Copies to:
Mr. E. Linn Draper, Chairman/President and Chief Executive Officer American Electric Power Company

Mr. E. Richard Brooks, Chairman and Chief Executive Officer
Central and South West Corporation


Office of the Chief Accountant
July 7, 2000
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